Exhibit 99.1

For Immediate Release

CHATHAM BOARD OF TRUSTEES UNANIMOUSLY REJECTS BLUEMOUNTAIN’S

UNSOLICITED AND HIGHLY CONDITIONAL PROPOSAL

Board Confident in Company’s Plan to Deliver Superior Value to Shareholders

Chatham Takes Measured Steps to Protect Shareholder Value

PALM BEACH, Fla. – Nov. 13, 2013 – Chatham Lodging Trust (NYSE: CLDT) (“Chatham” or the “Company”), a hotel real estate investment trust (REIT) focused on investing in premium branded, upscale, extended-stay and select-service hotels, today responded to the unsolicited and highly conditional proposal from BlueMountain Capital Management, LLC (“BlueMountain”) to acquire the Company for $21.50 per share. The Board of Trustees of Chatham, after a thorough review and in consultation with its financial and legal advisors, has unanimously concluded that the BlueMountain proposal is inadequate, opportunistically timed and contrary to the best interests of Chatham and its shareholders.

“The Chatham Board is open-minded and deeply committed to creating value for all shareholders,” said Miles Berger, Chatham’s lead independent trustee. “We thoroughly considered BlueMountain’s proposal with our financial and legal advisors prior to rejecting it.  Our board has significant hotel, real estate and financial experience, and we have complete confidence in Chatham’s strategic plan and our management team’s ability to successfully execute that plan. Chatham is a top performing lodging REIT with the third highest shareholder returns of the 14 largest public lodging REITs operating over the past two years. During that period, the Company generated a total shareholder return of 97%. The Company has excellent prospects for continued strong growth in FFO per share, a well-positioned balance sheet that can be strategically deployed, and a reliable monthly dividend which has increased every year since the Company’s IPO.  The Board firmly believes that executing on our proven strategic plan is the right path for substantially increasing shareholder value and that now is not the right time to pursue a sale of the Company.  In order to preserve the substantial shareholder value that has been and will be created, the Board is taking measured steps to protect our shareholders from the inadequate and opportunistic takeover attempt by BlueMountain.”

Jeffrey H. Fisher, Chatham’s president, chief executive officer and chairman, said, “We have met with BlueMountain and, while the Board remains open to considering value-enhancing alternatives, we are confident that now is not the right time to sell the Company and that the continued execution of the Company’s business strategy will deliver substantially greater value to shareholders than BlueMountain’s proposal. We have executed very well on our strategic initiatives to date, growing our hotel portfolio at an annual rate of 51 percent, generating strong cash flow, and paying one of the best dividends in the lodging REIT space. The Chatham Board and management team have a demonstrated track record of monetizing assets through timely sale transactions, and as one of only two current hotel REIT management teams that made the right decision to sell in 2007 at the peak of the cycle, we have demonstrated our ability to realize significant value for shareholders. We believe the value of our portfolio and our joint venture investments will generate significant returns in the future. We have a robust pipeline, a valuable joint venture investment and are well on our way to realizing our goal of building Chatham into a premier lodging REIT.”

Accordingly, as explicitly permitted by the Maryland Unsolicited Takeovers Act, the Board has adopted a classified board structure pursuant to which the Board of Trustees is designated into three classes with three-year terms.  In order to emphasize that the classified board is solely intended to protect value and is not intended to be a permanent feature of the Company’s corporate governance, the Company has committed to take action within two years to declassify the Board.  The Company has also adopted certain amendments to its bylaws, including to require disclosure of certain additional information with respect to shareholder trustee nominations and shareholder proposals, add a qualification for potential Board nominees that they not be subject to certain third-party compensation arrangements, and to address other general corporate housekeeping items (including a clarification regarding shareholder action by unanimous written consent under Maryland law and providing that Maryland courts will be the exclusive jurisdiction for adjudication of specified matters).  The Company will file a Form 8-K with the Securities and Exchange Commission detailing the declaration of trust articles supplementary and bylaw amendments implementing the foregoing.

Barclays is serving as financial advisor to the Company, and Wachtell, Lipton, Rosen & Katz and Venable LLP are serving as legal advisors.

About Chatham Lodging Trust

Chatham Lodging Trust is a self-advised REIT that was organized to invest in upscale extended-stay hotels and premium-branded, select-service hotels.  The company owns interests in 76 hotels totaling 10,526 rooms/suites, comprised of 24 hotels it wholly owns with an aggregate of 3,431 rooms/suites in 14 states and the District of Columbia and holds a minority investment in two joint ventures that own 52 hotels with an aggregate of 7,095 rooms/suites. Additional information about Chatham may be found at www.chathamlodgingtrust.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 about Chatham Lodging Trust.  Forward-looking statements include statements regarding possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives as well as statements regarding the following subjects, among others:  our forecasted operating results; status and completion of hotel acquisitions; our ability to obtain future financing arrangements; our expected leverage levels; our understanding of our competitors; market and lodging industry trends and expectations; our investment in joint ventures; anticipated capital expenditures; and our ability to maintain our qualification as a REIT for federal income tax purposes.  Statements containing words such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “will” or similar expressions, are intended to indicate that such statements are forward-looking.  Except for historical information, the matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results or performance to differ materially from those discussed in such statements.  These statements are not guarantees of performance or results.  Major factors which the Company believes could cause actual events to differ materially include, but are not limited to, general volatility of the capital markets and the market price of our securities; performance of the lodging industry in general; changes in our business or investment strategy; availability to attract and retain qualified personnel; our leverage levels; our capital expenditures; changes in our industry and the markets in which we operate; interests rates of the general U.S. or international economy; our ability to maintain our qualification as  REIT for federal income tax purposes; actions by third parties; our ability to obtain appropriate financing; and the degree and nature of our competition.  Additional risks are discussed in the company’s filings with the Securities and Exchange Commission, including our annual and quarterly reports.  The company's forward-looking statements in this press release are based on management's current views and assumptions regarding future events and speak only as of the date hereof. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.

Contact:

Meaghan Repko / Jonathan Keehner
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
or

Chatham Lodging Trust
Dennis Craven
Chief Financial Officer
561-227-1386
dcraven@cl-trust.com